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EXHIBIT 10.1


                                OPTION AGREEMENT
                                ----------------


         This agreement ("AGREEMENT") is made as of February 9, 2006 ("EFFECTIVE DATE") by and between Trustees of Boston University, a corporation duly organized and existing under(.) the laws of the Commonwealth of Massachusetts, having a principal place of business at One Sherborn Street, Boston, MA 02215 (hereinafter called "UNIVERSITY") and Aethlon Medical, Inc.; a corporation duly organized and existing under the laws of the State of Nevada, having a principal place of business at 3030 Bunker Hill Street, San Diego, CA 92109, (hereinafter celled "OPTIONEE").

         WHEREAS, UNIVERSITY controls and is the owner by assignment of an invention BU05-41 entitled "Method to prevent proliferation and growth of metastases," more fully described in ATTACHMENT A and having a U.S. patent application serial number 60/700,118 filed July 18, 2005 ("INVENTION");

         WHEREAS, OPTIONEE desires to evaluate the commercial utility, safety and effectiveness of said INVENTION in the field of extracorporeal filtration of blood ("FIELD"); and

         WHEREAS, UNIVERSITY and OPTIONEE are in the early stages of negotiating an exclusive license to said INVENTION and any patents issuing therefrom.

         NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained and other good and valuable consideration, the receipt of which is acknowledged, the parties agree as follows:

1.1 UNIVERSITY hereby grants OPTIONEE an irrevocable option and right to acquire ("OPTTION") an exclusive worldwide license ("LICENSE") under any and all patents and patent. applications relating to the INVENTION to make, use and sell products, processes and services in the FIELD, with the full right to sublicense any or all of such rights.


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1.2      The period within which the option may be exercised (the "OPTION
         PERIOD") shall begin upon the EFFECTIVE DATE and shall expire one (1) year from the EFFECTIVE DATE:'.

1.3 During the OPTION PERIOD, UNIVERSITY shall not enter into any agreement with a third party with respect to the rights optioned hereunder or otherwise in conflict with the terms of this AGREEMENT.

1.4 The OPTION may be exercised by the OPTIONEE by providing written notice to UNIVERSITY during the OPTION PERIOD. Promptly after any exercise of the OPTION, UNIVERSITY and OPTIONFE shall enter into good faith negotiations regarding the terms and conditions of the LICENSE, which shall include such terms and conditions as are set forth in ATTACHMENT 13, "LICENSE TERM SHEET" and shall be based on the UNIVERSITY's normal form of license agreement, attached hereto as ATTACHMENT C.

  1.5 The consideration for the grant of this OPTION by UNIVERSITY shall be a non-refundable fee of twenty thousand dollars ($20,000) payable by OPTIONEE within thirty (30) days of the EFFECTIVE DATE in the form of ten thousand dollars ($10,000) cash and the equivalent of ten thousand dollars ($10,000) worth of fully vested Aethlon Medical stock with a strike price as of the EFFECTIVE DATE.

1.6 This AGREEMENT may be terminated by either party for breach by the other party of any obligation arising hereunder, by giving fifteen (15) days prior written notice to the other party specifying the cause of the termination; provided, however, that if the breach is cured within the fifteen (15) day period, the notice shall be withdrawn and shall be of no effect. If the breaching party is UNIVERSITY and the breach is not cured, the option fee shall be refunded.

1.7 Any notice or communication authorized or required to be given hereunder shall be in writing and be served by depositing the same either in the United States mail, postage prepaid, receipt requested, or with a recognized overnight courier service, addressed to the parties, respectively. at the following addresses:



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         UNIVERSITY:
         -----------

         Boston University
         Office of Technology Transfer
         108 Bay State Road
         Boston, MA 02215
                 Attn.: Director

         OPTIONEE
         --------

         Aethlon Medical, Inc.
         3030 Bunker Hill Street, Suite 4000
         San Diego, CA 92109
                 Attn: James A. Joyce



1.8 This AGREEMENT may not be assigned by either party without the prior written consent of the other party.

1.9 This AGREEMENT constitutes the entire and only agreement between the parties relating to the subject matter hereof, and all prior negotiations, representations, agreements and understandings are superseded hereby. No agreements altering or supplementing the terms hereof may be made except by means of a written document signed by the duly authorized representatives of the parties.

1.10 This AGREEMENT shall be construed and enforced in accordance with the laws of the Commonwealth of Massachusetts.






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         IN WITNESS WHEREOF, the parties hereto have hereunder set their hands and seals and duly executed this AGREEMENT in duplicate original copies the day and year first written above.


Aethlon Medical, Inc.                        TRUSTEES OF BOSTON UNIVERSITY
---------------------                        -----------------------------


By:  /s/ James A. Joyce                      By: /s/ J. Stanford Willie
     ---------------------------------           -------------------------------
     Name: James A. Joyce                        Name: J. Stanford Willie
     Title: Chairman & CEO                       Title: Assistant Treasurer

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